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                                                                      EXHIBIT 32


                            SECTION 906 CERTIFICATION


I, Russell Ciphers, President of American Stone Industries (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        The Quarterly Report on Form 10-QSB/A of the Company for the period ending March 31, 2003 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

        The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 1, 2003

  /s/ Russell Ciphers Sr.
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Name
PRESIDENT AND CHIEF FINANCIAL OFFICER